UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
AMENDMENT NO. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2004

GERBER SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Connecticut	1-5865	06-0640743
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

83 Gerber Road West
South Windsor, Connecticut	06074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 644-1551

Not applicable

(Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure

               On July 2, 2004, Gerber Scientific, Inc. (the “Company”) issued a press release announcing the resignation of its Chief Financial Officer.

               The press release is attached as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated July 2, 2004, which is amended by this Amendment No. 1 to Current Report on Form 8-K, and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERBER SCIENTIFIC, INC.

Date: July 6, 2004	/s/ Shawn M. Harrington

Shawn M. Harrington
Executive Vice President
(Principal Financial and Accounting Officer)

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